Exhibit 10.7

Execution Version

SUPPLEMENTAL INDENTURE

SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of July 1, 2024, by and among Aera Energy LLC, a California limited liability company, Aera Energy Services Company, a Delaware corporation, Aera Federal LLC, a Delaware limited liability company, Belridge Farms & Packing LLC, a California limited liability company, Green Gate San Ardo LLC, a Delaware limited liability company, Terrain Technology Inc., a California corporation, Green Gate Intermediate LLC, a Delaware limited liability company, Green Gate Resources E LLC, a Delaware limited liability company, Green Gate Resources S LLC, a Delaware limited liability company, Green Gate Resources Holdings LLC, a Delaware limited liability company, Green Gate Resources Parent LLC, a Delaware limited liability company, Petra Merger Sub S, LLC, a Delaware limited liability company (collectively, the “Guaranteeing Subsidiaries” and each, a “Guaranteeing Subsidiary”), each a subsidiary of California Resources Corporation, a Delaware corporation (the “Issuer”), the other Guarantors (as defined in the Indenture referred to herein), the Issuer and Wilmington Trust, National Association, as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Issuer has heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of June 5, 2024 providing for the issuance of 8.250% Senior Notes due 2029 (the “Notes”);

WHEREAS, the Indenture provides that under certain circumstances each Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiary shall unconditionally Guarantee all of the Issuer’s Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Guarantee”); and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, each Guaranteeing Subsidiary, the other Guarantors, the Issuer and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. GUARANTEE. Each Guaranteeing Subsidiary hereby unconditionally Guarantees all of the Issuer’s Obligations under the Notes and the Indenture on the terms and subject to the conditions set forth in the Indenture, including, but not limited to, Article 10 thereof.

3. NO RECOURSE AGAINST OTHERS. No director, officer, partner, employee, incorporator, manager, stockholder or unitholder or other owner of Capital Stock of the Issuer or any Guarantor, as such, will have any liability for any obligations of the Issuer or the Guarantors under the Notes, the Indenture or the Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

4. NEW YORK LAW TO GOVERN. THIS SUPPLEMENTAL INDENTURE, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS SUPPLEMENTAL INDENTURE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

5. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. Delivery of an executed counterpart of a signature page to this Supplemental Indenture by telecopier, facsimile or other electronic transmission (i.e., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof. The words “execution,” “signed,” “signature,” and words of like import in this Supplemental Indenture or in any other certificate, agreement or document related to this Supplemental Indenture or the transactions contemplated hereby shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

6. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

7. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries, the other Guarantors and the Issuer.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

CALIFORNIA RESOURCES CORPORATION,
as the Issuer

By:	/s/ Manuela Molina
Name:	Manuela Molina
Title:	Executive Vice President and Chief Financial Officer

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as the Trustee

By:	/s/ Barry D. Somrock
Name:	Barry D. Somrock
Title:	Vice President

[Signature Page to Supplemental Indenture (2029 Notes)]

GUARANTEEING SUBSIDIARIES:

AERA ENERGY LLC,

AERA ENERGY SERVICES COMPANY,

AERA FEDERAL LLC,

BELRIDGE FARMS & PACKING LLC,

GREEN GATE SAN ARDO LLC,

TERRAIN TECHNOLOGY INC.,

GREEN GATE INTERMEDIATE LLC,

GREEN GATE RESOURCES E LLC,

GREEN GATE RESOURCES S LLC,

GREEN GATE RESOURCES HOLDINGS LLC,

GREEN GATE RESOURCES PARENT LLC,

PETRA MERGER SUB S, LLC,

each as a Guaranteeing Subsidiary

By:	/s/ Manuela Molina
Name:	Manuela Molina
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Supplemental Indenture (2029 Notes)]

GUARANTORS:

CALIFORNIA HEAVY OIL, INC.,

CALIFORNIA RESOURCES COLES LEVEE, LLC,

CALIFORNIA RESOURCES ELK HILLS, LLC,

CALIFORNIA RESOURCES PETROLEUM CORPORATION,

CALIFORNIA RESOURCES PRODUCTION CORPORATION,

CALIFORNIA RESOURCES REAL ESTATE VENTURES, LLC,

CALIFORNIA RESOURCES ROYALTY HOLDINGS, LLC,

CALIFORNIA RESOURCES TIDELANDS, INC.,

CALIFORNIA RESOURCES WILMINGTON, LLC,

CRC CONSTRUCTION SERVICES, LLC,

CRC MARKETING, INC.,

CRC SERVICES, LLC,

ELK HILLS POWER, LLC,

EHP MIDCO HOLDING COMPANY, LLC,

EHP TOPCO HOLDING COMPANY, LLC,

SOCAL HOLDING, LLC,

SOUTHERN SAN JOAQUIN PRODUCTION, INC.,

each as a Guarantor

By:	/s/ Manuela Molina
Name:	Manuela Molina
Title:	Executive Vice President and Chief Financial Officer

CALIFORNIA RESOURCES COLES LEVEE, L.P., as a Guarantor

By:	/s/ Manuela Molina
Name:	Manuela Molina
Title:	Executive Vice President and Chief Financial Officer of California Resources Coles Levee, LLC, its General Partner

[Signature Page to Supplemental Indenture (2029 Notes)]